Exhibit 4.25

INTELLECTUAL PROPERTY COLLATERAL AGREEMENT

This INTELLECTUAL PROPERTY COLLATERAL AGREEMENT (as amended, amended and restated, supplemented or otherwise modified from time to time, the “IP Collateral Agreement”) dated February 11, 2011, is made by Ply Gem Industries, Inc., a Delaware corporation (the “Issuer”), Ply Gem Holdings, Inc., a Delaware Corporation (“Holdings”) and the Subsidiaries of the Issuer listed on the Annex hereto (the “Subsidiaries”, and together with the Issuer and Holdings, the “Grantors”) in favor of Wells Fargo Bank, National Association, as Noteholder Collateral Agent (the “Noteholder Collateral Agent”) for the Secured Parties (as defined in the Collateral Agreement referred to below).

WHEREAS, the Issuer and the other Grantors party thereto have entered into an Indenture dated as of February 11, 2011 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Indenture”), with Wells Fargo Bank, National Association, as Trustee and Noteholder Collateral Agent.  Terms defined in the Collateral Agreement and Indenture and not otherwise defined herein are used herein as defined in the Collateral Agreement and Indenture.

WHEREAS, as a condition precedent to the purchasing of the Notes by the Initial Purchasers, each Grantor has executed and delivered that certain Collateral Agreement dated February 11, 2011, made by the Grantors to the Noteholder Collateral Agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Collateral Agreement”).

WHEREAS, under the terms of the Collateral Agreement, the Grantors have granted to the Noteholder Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in, among other property, certain intellectual property of the Grantors, and have agreed as a condition thereof to execute this IP Collateral Agreement for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees as follows:

SECTION 1. Grant of Security.  Each Grantor hereby grants to the Noteholder Collateral Agent for the ratable benefit of the Secured Parties a security interest in all of such Grantor’s right, title and interest in and to the following (the “Collateral”):

(a)	the patents and patent applications set forth in Schedule A hereto (the “Patents”);

(b)
the trademark and service mark registrations and applications set forth in Schedule B hereto (provided that no security interest shall be granted in any trademark, whether registered, unregistered or applied for, to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such trademark under applicable federal law), together with the goodwill symbolized thereby (the “Trademarks”);

(c)
all copyrights, whether registered or unregistered, now owned or hereafter acquired by such Grantor, including, without limitation, the copyright registrations and applications and exclusive copyright licenses set forth in Schedule C hereto (the “Copyrights”);

(d)
all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the foregoing, all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto;

(e)
any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

(f)
any and all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the Collateral of or arising from any of the foregoing.

SECTION 2. Security for Obligations.  The grant of a security interest in, the Collateral by each Grantor under this IP Collateral Agreement secures the payment of all Secured Obligations of such Grantor now or hereafter existing under or in respect of the Note Documents.  Without limiting the generality of the foregoing, this IP Collateral Agreement secures, as to each Grantor, the payment of all amounts that constitute part of the Secured Obligations and that would be owed by such Grantor to any Secured Party under the Note Documents but for the fact that such Secured Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Grantor.

SECTION 3. Recordation.  Each Grantor authorizes and requests that the Register of Copyrights, the Commissioner for Patents and the Commissioner for Trademarks and any other applicable government officer record this IP Collateral Agreement.

SECTION 4. Execution in Counterparts.  This IP Collateral Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

SECTION 5. Grants, Rights and Remedies.  This IP Collateral Agreement has been entered into in conjunction with the provisions of the Collateral Agreement.  Each Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Noteholder Collateral Agent with respect to the Collateral are more fully set forth in the Collateral Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.

SECTION 6. Governing Law.  This IP Collateral Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflicts of laws principles thereof.

Reference is made to the Amended and Restated Lien Subordination and Intercreditor Agreement dated as of February 11, 2011, among UBS AG, Stamford Branch, as Collateral Agent for the Revolving Facility Secured Parties referred to therein, Wells Fargo Bank, National Association, as Trustee and as Noteholder Collateral Agent, Ply Gem Holdings, Inc., Ply Gem Industries, Inc. and the subsidiaries of Ply Gem Industries, Inc. named therein (the “Intercreditor Agreement”).  Notwithstanding any other provision contained herein, this Agreement, the Liens created hereby and the rights, remedies, duties and obligations provided for herein are subject in all respects to the provisions of the Intercreditor Agreement and, to the extent provided therein, the applicable Senior Secured Obligations Security Documents (as defined in the Intercreditor Agreement).  In the event of any conflict or inconsistency between the provisions of this Agreement and the Intercreditor Agreement, the provisions of the Intercreditor Agreement shall control.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, each Grantor has caused this IP Collateral Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

PLY GEM INDUSTRIES, INC.,

by
/s/ Shawn K. Poe__________________
Name: Shawn K. Poe
Title: Vice President

PLY GEM HOLDINGS, INC.

by
/s/ Shawn K. Poe_________________
Name: Shawn K. Poe
Title: Vice President

EACH OF THE SUBSIDIARIES LISTED ON
SCHEDULE I HERETO

by
/s/ Shawn K. Poe_________________
Name: Shawn K. Poe
Title: Secretary

NEW ALENCO WINDOW, LTD.

By: Alenco Building Products Management, L.L.C., its General Partner,

by
/s/ Shawn K. Poe__________________
Name: Shawn K. Poe
Title: Secretary

[Signature Page - Ply Gem U.S. Intellectual Property Security Agreement]

NEW GLAZING INDUSTRIES, LTD.

By: Glazing Industries Management, L.L.C., its General Partner,

by
/s/ Shawn K. Poe__________________
Name: Shawn K. Poe
Title: Secretary

NEW ALENCO EXTRUSION, LTD.

By: Alenco Extrusion Management, L.L.C., its General Partner,

by
/s/ Shawn K. Poe__________________
Name: Shawn K. Poe
Title: Secretary

STATEMENT BY WITNESS

I, Timothy D. Johnson  (name of witness) whose full post office address is 5020 Weston Parkway, Suite 400, Cary, North Carolina 27513 was personally present and did see Shawn K. Poe, a signing officer of ALL OF THE ABOVE LISTED ENTITIES, execute this Intellectual Property Security Agreement and such signing officer is personally known to me to be the person described in such document.

/s/ Timothy D. Johnson_______
Signature of Witness

[Signature Page - Ply Gem U.S. Intellectual Property Security Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, AS NOTEHOLDER COLLATERAL AGENT,

by
/s/ Richard H. Prokosch___________
Name: Richard H. Prokosch
Title: Vice President

STATEMENT BY WITNESS

I, Jayne Sillman (name of witness) whose full post office address is 625 Marquette Avenue, Minneapolis, Minnesota was personally present and did see  Richard H. Prokosch, a signing officer of WELLS FARGO BANK, NATIONAL ASSOCIATION, execute this Intellectual Property Security Agreement and such signing officer is personally known to me to be the person described in such document.

/s/ Jayne Sillman___________
Signature of Witness

[Signature Page - Ply Gem U.S. Intellectual Property Security Agreement]

Schedule I to U.S. Intellectual Property Security Agreement

Alenco Building Products Management, L.L.C.
Alenco Extrusion GA, L.L.C.
Alenco Extrusion Management, L.L.C.
Alenco Holding Corporation
Alenco Interests, L.L.C.
Alenco Trans, Inc.
Alenco Window GA, L.L.C.
Aluminum Scrap Recycle, L.L.C.
AWC Arizona, Inc.
AWC Holding Company
Glazing Industries Management, L.L.C.
Great Lakes Window, Inc.
Kroy Building Products, Inc.
Mastic Home Exteriors, Inc.
MW Manufacturers Inc.
MWM Holding, Inc.
Napco, Inc.
New Alenco Extrusion, Ltd.
New Alenco Window, Ltd.
New Glazing Industries, Ltd.
Ply Gem Pacific Windows Corporation
Variform, Inc.

SCHEDULE A

PATENTS

OWNER	TITLE	CNTRY	APPL NO	APPL DATE	PATENT NO	GRANT DATE	STATUS
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	Internally Flashed Siding Channel	CA	2105825	9/9/1993	2105825	10/29/2002	Granted
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	Internally Flashed Siding Channel	US	65,623	5/21/1993	5,303,522	4/19/1994	Granted
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	Laminated Building Panel and Method for its Production	US	08/511,082	8/3/1995	5,633,063	5/27/1997	Granted
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	Method and Apparatus for Coating Strip Material and Ornamentally Coated Material Produced Thereby	CA	2182560	8/1/1996	2182560	11/4/2008	Granted
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	Method and Apparatus For Coating Strip Material and Ornamentally Coated Material Produced Thereby	US	427,475	4/24/1995	5,565,260	10/15/1996	Granted
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	Molded Plastic Siding Panel	CA	2316567	8/21/2000	2316567	9/22/2009	Granted
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	Molded Plastic Siding Panel	US	09/392,004	9/8/1999	6,224,701	5/1/2001	Granted
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	Molded Plastic Siding Panel	US	09/766,024	1/19/2001	6,421,975	7/23/2002	Granted
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	Plastic Siding Panel	US	10/186,939	6/28/2002	6,715,250	4/6/2004	Granted
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	Plural Extruder Method for Making a Composite Building Panel	US	08/440,568	5/15/1995	5,565,056	10/15/1996	Granted
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	Shutter Assembly	US	09/008,035	1/16/1998	5,924,255	7/20/1999	Granted
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	Trim Assembly for Finishing a Fixture on a Building Exterior	CA	2144286	3/9/1995	2144286	7/18/2006	Granted
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	Trim Assembly For Finishing a Fixture on a Building Exterior	US	08/350,313	12/1/1994	5,526,619	6/18/1996	Granted
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	Wind Resistant Siding Panel	US	10/833,785	4/28/2004	7,739,847	6/22/2010	Granted
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	Laminated Building Panels Having Preselected Colors	CA	2502847	3/31/2005			Filed
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	Molded Plastic Panel	US	11/559,841	11/14/2006			Filed
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	Panel for Covering a Wall with Uplock Engagement	CA	2668081	6/2/2009			Filed
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	Panel for Covering a Wall with Uplock Engagement	US	12/475,200	5/29/2009			Filed
Kroy Building Products, Inc.	Bracket Assembly for Connecting Rails of Various Configurations to a Support Structure	US	10/361,150	2/5/2003	6,948,704	9/27/2005	Granted
Kroy Building Products, Inc.	Exterior Surface of a Fence Rail	US	29/127,194	7/28/2000	D461,568	8/13/2002	Granted
Kroy Building Products, Inc.	Fence Panel	US	29/138,098	3/6/2001	D454,964	3/26/2002	Granted
Kroy Building Products, Inc.	Fence Panel	US	29/138,099	3/6/2001	D454,965	3/26/2002	Granted
Kroy Building Products, Inc.	Fence Panel	US	29/138,095	3/6/2001	D455,220	4/2/2002	Granted
Kroy Building Products, Inc.	Fence Panel	US	29/138,094	3/6/2001	D455,502	4/9/2002	Granted
Kroy Building Products, Inc.	Fence Panel	US	29/138,093	3/6/2001	D454,963	3/26/2002	Granted
Kroy Building Products, Inc.	Fence Panel	US	29/225,481	3/15/2005	D565,747	4/1/2008	Granted
Kroy Building Products, Inc.	Fence Panel	US	29/172,295	12/9/2002	D503,000	3/15/2005	Granted
Kroy Building Products, Inc.	Fence Plank	US	29/073,566	7/9/1997	D405,546	2/9/1999	Granted
Kroy Building Products, Inc.	Fence Plank	US	29/066,946	2/19/1997	D405,545	2/9/1999	Granted
Kroy Building Products, Inc.	Fence Rail	US	29/156,731	3/5/2002	D487,158	2/24/2004	Granted
Kroy Building Products, Inc.	Fence Rail	US	29/128,263	7/28/2000	D446,315	8/7/2001	Granted
Kroy Building Products, Inc.	Fence Rail Cap Bracket Assembly	US	10/277,721	10/21/2002	6,893,008	5/17/2005	Granted
Kroy Building Products, Inc.	Fence System	US	09/435,418	11/8/1999	6,202,987	3/20/2001	Granted
Kroy Building Products, Inc.	Fence System	US	08/808,981	2/19/1997	5,988,599	11/23/1999	Granted
Kroy Building Products, Inc.	Fence System with Variable Position Rail	US	10/267,436	10/8/2002	6,755,394	6/29/2004	Granted
Kroy Building Products, Inc.	Interior and Exterior Surface of a Fence Panel	US	29/182,668	5/28/2003	D487,160	2/24/2004	Granted
Kroy Building Products, Inc.	Interior and Exterior Surface of a Fence Rail	US	29/154,430	1/21/2002	D490,543	5/25/2004	Granted
Kroy Building Products, Inc.	Method for Attaching a Fence Rail to a Support	US	10/824,707	4/14/2004	7,007,363	3/7/2006	Granted
Kroy Building Products, Inc.	Method of Assembling a Fence	US	09/238,754	1/28/1999	6,041,486	3/28/2000	Granted
Kroy Building Products, Inc.	Rail Attachment Bracket with Snap-On Cover	CA	2229829	2/18/1998	2229829	9/21/2004	Granted
Kroy Building Products, Inc.	Rail Attachment Bracket with Snap-On Cover	US	08/802,129	2/19/1997	5,873,671	2/23/1999	Granted
Kroy Building Products, Inc.	Rail Bracket Mounting System with Locking Pin	US	10/165,177	6/6/2002	7,048,259	5/23/2006	Granted
Kroy Building Products, Inc.	Rail Bracket Mounting System with Locking Pin	US	10/818,632	4/5/2004	6,993,843	2/27/2006	Granted
MW Manufactures Inc.	Dartboard Cabinet	US	07/770598	10/3/1991	5,211,405	5/18/1993	Issued
MW Windows	Mullion System	US	12/364,954	2/3/2009			Filed
Napco, Inc.	Apparatus for Holding and Displaying a Plurality of Objects	US	09/649979	8/29/2000	6,360,890	3/26/2002	Issued
Ply Gem Industries, Inc.	Decorative Modular Blocks for Column Construction	US	61/305,289	2/17/2010			Filed
Ply Gem Industries, Inc.	Gutter Protection System	US	12/832,792	7/8/2010			Filed
Ply Gem Pacific Windows Corporation	Window Joining System	CA	2680219	3/7/2008			Filed
Ply Gem Pacific Windows Corporation	Lineal Corner Block	CA			2,275,810	5/13/2008	Granted
Variform, Inc.	Apparatus and Method for Adjusting Component Features	US	10/621,162	7/16/2003	6,979,189	12/27/2005	Granted
Variform, Inc.	Apparatus and Method for Adjusting Component Features	US	11/227,309	9/15/2005	7,608,210	10/27/2009	Granted
Variform, Inc.	Method for Extruding and Product of the Method	US	10/620,545	7/16/2003	7,424,795	9/16/2008	Granted
Variform, Inc.	Perimeter Skirting Elevated Structures	US	29/078,516	10/28/1997	D402,063	12/1/1998	Granted
Variform, Inc.	Perimeter Skirting for Elevated Structures	US	78511	10/28/1997	D404504	1/19/1999	Granted
Variform, Inc.	Siding Interlock Panel	US	29/048,918	1/16/1996	D382,351	8/12/1997	Granted
Variform, Inc.	Siding Panel	US	09/420,448	10/18/1999	6,341,463	1/29/2002	Granted
Variform, Inc.	Siding Panel With Interlock	US	09/518,868	3/3/2000	6,341,464	1/29/2002	Granted
Variform, Inc.	Siding Panel With Interlock	US	09/053,475	4/1/1998	6,065,260	5/23/2000	Granted
Variform, Inc.	Vertical Height Impact Testing Apparatus	US	09/877,812	6/8/2001	6,523,391	2/25/2003	Granted

SCHEDULE B

TRADEMARKS

CURRENT OWNER	MARK NAME	CNTRY	CLASS	APPL NO	APPL DATE	REG NO	REG DATE	STATUS
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	A+	US	16	74/290,742	7/2/1992	1,761,320	3/30/1993	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	ALCOA MASTER CONTRACTOR	US		74/691,100	6/19/1995	2,044,874	3/11/1997	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	ALUMALURE	US	6	72/065,209	1/2/1959	684,633	9/8/1959	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	ALUMA-PERF	US	6	78/243,325	4/29/2003	3,090,919	5/9/2006	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	AMERICAN PRIDE	US	19	74/076,940	7/9/1990	1,654,910	8/27/1991	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	BARKWOOD	CA		371701	1/21/1974	TMA202387	10/11/1974	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	BARKWOOD	US	19	74/137,543	2/8/1991	1,743,155	12/29/1992	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	BRENTWOOD	US	19	74/169,895	5/24/1991	1,685,342	5/5/1992	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	CARVEDWOOD	US	19	75/180,456	10/11/1996	2,093,897	9/2/1997	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	CEDAR DISCOVERY	US	19	78/019,558	8/3/2000	2,644,492	10/29/2002	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	CELLWOOD	US	6	72/432,118	8/9/1972	973,219	11/20/1973	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	CELLWOOD	US	19	78/045,077	1/26/2001	2,647,276	11/5/2002	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	CHARLESTON BEADED COLLECTION	US	19	78/173,925	10/14/2002	2,814,252	2/10/2004	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	DIMENSIONS	US	19	78/161,325	9/6/2002	2,789,875	12/2/2003	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	DREAMCOLOR	US	006; 019	78/504,256	10/22/2004	3,172,208	11/14/2006	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	DURANYL	CA		371700	1/21/1974	TMA212129	2/13/1976	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	DURANYL	US	19	72/288,221	1/5/1968	854,477	8/13/1968	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	DUTCH OAK	US	6	75/598,640	12/2/1998	2,323,674	2/29/2000	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	E-MAGINE	US	42	76/215,089	2/26/2001	2,783,585	11/18/2003	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	ENDURANCE	US	6	78/926,643	7/11/2006	3,239,710	5/8/2007	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	ENVOY	US	6	78/926,621	7/11/2006	3,239,708	5/8/2007	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	EVOLUTION	US	19	78/019,549	8/3/2000	3,230,376	4/17/2007	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	EVOLUTIONS	US	19	78/045,140	1/26/2001	2,622,327	9/17/2002	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	E-Z BLOCK	CA		619199	11/15/1988	TMA400012	7/10/1992	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	E-Z BLOCK	US	20	73/723,049	4/18/1988	1,534,322	4/11/1989	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	GRAND SIERRA	US	19	75/487,164	5/18/1998	2,339,218	4/4/2000	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	HOUSEWORKX	US	41	78/107,586	2/8/2002	2,957,871	5/31/2005	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	J-BLOCK	CA		619196	11/15/1988	TMA360316	9/15/1989	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	J-BLOCK	US	20	73/723,132	4/18/1988	1,535,320	4/18/1989	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	KNOWLEDGE WORKX	US	41	78/095,945	11/30/2001	2,694,163	3/4/2003	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	LAKE FOREST	CA		712512	9/9/1992	TMA430415	7/15/1994	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	LEAF RELIEF	US	6	78/246,093	5/6/2003	2,911,772	12/14/2004	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	LIBERTY ELITE	US	19	74/516,506	4/25/1994	1,956,838	2/13/1996	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	LIBRARY OF LEARNING	US	35	78/095,947	11/30/2001	2,768,457	9/23/2003	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	MANOR OAK	US	19	74/147,381	3/13/1991	1,663,443	11/5/1991	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	MASTIC	CA		525360	7/16/1984	TMA360320	9/15/1989	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	MASTIC	US	019; 006	78/947,544	8/8/2006	3,409,224	4/8/2008	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	MASTIC HOME EXTERIORS	US	006; 019	77/534,085	7/29/2008	3,726,303	12/15/2009	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	MASTIC HOME EXTERIORS. THIS IS THE EXTERIOR SOLUTION	US	035; 037; 041	77/533,754	7/29/2008	3,845,751	9/7/2010	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	MASTIC QUALITY CONTRACTOR	US	B	74/703,365	7/19/1995	2,044,947	3/11/1997	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	MEADOWBROOK	US	19	74/510,193	4/8/1994	1,912,542	8/15/1995	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	MILL CREEK	US	19	75/072,056	3/13/1996	2,078,125	7/8/1997	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	OASIS	US	19	78/321,387	10/31/2003	3,090,994	5/9/2006	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	PERFORMANCE METALS	US	6	75/345,612	8/22/1997	2,239,926	4/13/1999	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	PREMIUM DESIGN. PROVEN PERFORMANCE	US	19	78/028,539	10/2/2000	2,534,983	1/29/2002	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	PRO-BEAD	US	19	74/457,300	11/9/1993	1,863,730	11/22/1994	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	PROGRESSIONS	US	19	78/045,072	1/26/2001	2,626,666	9/24/2002	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	PRO-SELECT	US	19	74/433,770	9/9/1993	1,889,291	4/11/1995	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	PRO-TECH	US	19	74/278,132	5/26/1992	1,744,553	1/5/1993	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	QUEST	US	19	75/453,233	3/19/1998	2,293,582	11/16/1999	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	RICHWOOD	US	20	74/475,695	1/3/1994	1,869,612	12/27/1994	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	RICHWOOD	US	19	74/545,472	7/5/1994	1,908,481	8/1/1995	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	SILHOUETTE CLASSIC	US	19	78/224,730	3/12/2003	2,802,570	1/6/2004	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	SILVER CREEK	US	6	78/500,706	10/15/2004	3,136,908	8/29/2006	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	STRUCTURE	US	19	78/364,081	2/6/2004	3,065,054	3/7/2006	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	STUDIO A	US	42	78/321,400	10/31/2003	2,974,081	7/19/2005	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	T2 LOK	US	19	76/229,519	3/26/2001	2,638,643	10/22/2002	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	T3 LOK	US	19	75/608,485	12/21/1998	2,316,344	2/8/2000	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	T-LOK	US	12	72/224,225	7/26/1965	809,118	5/31/1966	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	T-LOK (stylized)	CA		315924	9/10/1968	TMA164446	8/1/1969	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	TRADE MARK CG	US	19	74/432,202	9/3/1993	1,966,088	4/9/1996	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	TRI-LINEAR RIGIDITY	US	19	75/608,483	12/21/1998	2,346,212	4/25/2000	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	ULTRA TS	US	6	78/157,789	8/26/2002	2,846,571	5/25/2004	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	VENT-A-RIDGE	US	11	72/076,403	6/24/1959	691,682	1/19/1960	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	VENT-A-STRIP (stylized)	CA		264517	8/18/1961	TMA130333	3/29/1963	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	VENTURA	US	19	78/304,328	9/23/2003	2,979,287	7/26/2005	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	VINTAGE (and design)	US	19	73/406,760	12/20/1982	1,269,215	3/6/1984	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	VINTAGE SHUTTERS (and design)	CA		523537	6/12/1984	TMA316049	7/4/1986	Registered
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	CARVEDWOOD44	US	19	77/544,050	8/11/2008			Filed
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	CHARLESTON BEADED	US	19	85/088,427	7/20/2010			Filed
Great Lakes Window, Inc.	A BEAUTIFUL WELCOME HOME	US	19	76/098,565	7/28/2000	2,882,064	9/7/2004	Registered
Great Lakes Window, Inc.	BAYSHORE	US	19	78/512,298	11/5/2004	3,151,937	10/3/2006	Registered
Great Lakes Window, Inc.	DESIGN (lighthouse)	US	19	78/264,593	6/19/2003	2,915,263	12/28/2004	Registered
Great Lakes Window, Inc.	EASY-CLEAN	US	40	74/150,026	3/22/1991	1,874,924	1/17/1995	Registered
Great Lakes Window, Inc.	EUROGLIDE	US	6	76/594,229	5/21/2004	3,038,260	1/3/2006	Registered
Great Lakes Window, Inc.	FIBERBEAM (and design)	US	19	76/412,630	5/22/2002	2,752,268	8/19/2003	Registered
Great Lakes Window, Inc.	GRANDVIEW	US	19	78/491,508	9/29/2004	3,238,008	5/1/2007	Registered
Great Lakes Window, Inc.	GREAT LAKES	US	19	73/542,409	6/11/1985	1,374,796	12/10/1985	Registered
Great Lakes Window, Inc.	GREAT LAKES GOLD (stylized)	US	19	76/447,866	9/9/2002	2,854,628	6/15/2004	Registered
Great Lakes Window, Inc.	HI R+PLUS	US	19	76/531,247	7/23/2003	3,042,234	1/10/2006	Registered
Great Lakes Window, Inc.	INFINI-TRIM	US	19	76/421,368	6/12/2002	2,752,313	8/19/2003	Registered
Great Lakes Window, Inc.	MAXUUS	US	19	76/598,067	6/15/2004	2,934,657	3/22/2005	Registered
Great Lakes Window, Inc.	MONITOR	US	19	76/579,486	3/5/2004	2,934,544	3/22/2005	Registered
Great Lakes Window, Inc.	PLYGEM LIFESTYLES	US	19	78/512,334	11/5/2004	3,252,301	6/12/2007	Registered
Great Lakes Window, Inc.	R-CORE	US	19	74/239,986	1/24/1992	1,715,792	9/15/1992	Registered
Great Lakes Window, Inc.	REGAL	US	19	78/891,043	5/24/2006	3,217,986	3/13/2007	Registered
Great Lakes Window, Inc.	SAFE HAVEN	US	19	76/572,679	1/26/2004	3,068,753	3/14/2006	Registered
Great Lakes Window, Inc.	SEABROOKE	US	19	78/512,380	11/5/2004	3,110,445	6/27/2006	Registered
Great Lakes Window, Inc.	UNIFRAME	US	19	74/459,740	11/19/1993	1,865,795	12/6/1994	Registered
Kroy Building Products, Inc.	ASSURANCE OUTDOOR SOLUTIONS	US	6	78/700,840	8/25/2005	3,723,803	12/8/2009	Registered
Kroy Building Products, Inc.	ASSURANCE OUTDOOR SOLUTIONS	US	19	78/700,836	8/25/2005	3,723,802	12/8/2009	Registered
Kroy Building Products, Inc.	CLASSIC MANOR	US	19	75/398,202	12/1/1997	2,464,125	6/26/2001	Registered
Kroy Building Products, Inc.	FENCE BY THE YARD	US	006; 019	76/389,457	3/28/2002	2,983,510	8/9/2005	Registered
Kroy Building Products, Inc.	FUSION FENCE	US	006; 019	78/197,763	12/24/2002	2,978,460	7/26/2005	Registered
Kroy Building Products, Inc.	IT'S A SNAP	CA	19	1012769	4/21/1999	TMA539643	1/15/2001	Registered
Kroy Building Products, Inc.	K (and Design)	US	6	78/701,642	8/26/2005	3,308,828	10/9/2007	Registered
Kroy Building Products, Inc.	K (and Design)	US	19	78/701,674	8/26/2005	3,545,159	12/9/2008	Registered
Kroy Building Products, Inc.	K KROY (and design)	US	6	78/701,663	8/26/2005	3,326,602	10/30/2007	Registered
Kroy Building Products, Inc.	K KROY (and design)	US	19	78/701,671	8/26/2005	3,326,603	10/30/2007	Registered
Kroy Building Products, Inc.	KROY	US	006; 019	76/389,461	3/28/2002	2,896,575	10/26/2004	Registered
Kroy Building Products, Inc.	KROY	US	6	78/696,843	8/19/2005	3,303,857	10/2/2007	Registered
Kroy Building Products, Inc.	KROY	US	16	78/696,831	8/19/2005	3,353,583	12/11/2007	Registered
Kroy Building Products, Inc.	KROY	US	35	78/696,838	8/19/2005	3,126,545	8/8/2006	Registered
Kroy Building Products, Inc.	KROY	US	035; 037; 042	78/696,835	8/19/2005	3,445,158	6/10/2008	Registered
Kroy Building Products, Inc.	KROY EXPRESS OUTDOOR SOLUTIONS	US	6	78/700,855	8/25/2005	3,420,080	4/29/2008	Registered
Kroy Building Products, Inc.	KROY EXPRESS OUTDOOR SOLUTIONS	US	19	78/700,845	8/25/2005	3,420,079	4/29/2008	Registered
Kroy Building Products, Inc.	TIMBERLAST	CA		1029067	9/16/1999	TMA556636	1/21/2002	Registered
Kroy Building Products, Inc.	TIMBERLAST	US	19	75/662,170	3/17/1999	2,436,296	3/20/2001	Registered
Napco, Inc.	AMERICAN 76 BEADED	US	19	78/315,618	10/20/2003	2,947,787	5/10/2005	Registered
Napco, Inc.	AMERICAN ACCENTS	US	19	78/314,096	10/15/2003	3,102,942	6/13/2006	Registered
Napco, Inc.	AMERICAN COMFORT	US	19	74/502,947	3/21/1994	1,895,104	5/23/1995	Registered
Napco, Inc.	AMERICAN HERALD	US	19	75/942,371	3/13/2000	2,457,106	6/5/2001	Registered
Napco, Inc.	AMERICAN HERALD	US	19	75/290,530	5/12/1997	2,169,432	6/30/1998	Registered
Napco, Inc.	AMERICAN SPLENDOR	US	19	75/828,953	10/22/1999	2,464,580	6/26/2001	Registered
Napco, Inc.	AMERICAN SPLENDOR XL	US	19	78/386,833	3/18/2004	2,997,354	9/20/2005	Registered
Napco, Inc.	ANCHOR LOCK	US	19	78/312,614	10/13/2003	2,940,998	4/12/2005	Registered
Napco, Inc.	ASHTON HEIGHTS	US	19	78/315,612	10/20/2003	2,893,542	10/12/2004	Registered
Napco, Inc.	CEDAR SELECT	US	19	78/139,789	6/28/2002	2,693,580	3/4/2003	Registered
Napco, Inc.	DURABUILT	US	19	78/641,974	6/2/2005	3,093,080	5/16/2006	Registered
Napco, Inc.	DURAPRO	US	6	78/403,482	4/16/2004	2,940,218	4/12/2005	Registered
Napco, Inc.	ELUSIVENT	US	19	78/315,623	10/20/2003	2,895,797	10/19/2004	Registered
Napco, Inc.	MONTICELLO	US	6	73/164,436	3/31/1978	1,137,575	7/8/1980	Registered
Napco, Inc.	NAPCO	US	12	72/357,627	4/22/1970	912,193	6/8/1971	Registered
Napco, Inc.	NAPCO	US	6; 19; 40	74/159,058	4/22/1991	1,687,554	5/19/1992	Registered
Napco, Inc.	POWER LOCK	US	19	78/314,075	10/15/2003	3,071,793	3/21/2006	Registered
Napco, Inc.	PROVIDENCE	US	19	78/438,592	6/21/2004	2,989,475	8/30/2005	Registered
Napco, Inc.	RIGIDMASTER	US	19	78/320,974	10/30/2003	2,893,609	10/12/2004	Registered
Napco, Inc.	RIGITUCK	US	19	75/828,392	10/20/1999	2,468,449	7/10/2001	Registered
Napco, Inc.	SUNNYBROOK	US	19	74/398,064	6/7/1993	1,868,312	12/20/1994	Registered
Napco, Inc.	TUCKTIGHT	US	19	78/312,611	10/13/2003	2,921,791	1/25/2005	Registered
Napco, Inc.	WHAT THE BEST HOMES ARE WEARING	US	6	75/828,394	10/20/1999	2,605,289	8/6/2002	Registered
Napco, Inc.	WHAT THE BEST HOMES ARE WEARING	US	19	75/980,888	10/20/1999	2,495,084	10/2/2001	Registered
Napco, Inc.	XACT-FIT	US	19	75/708,013	5/17/1999	2,635,868	10/15/2002	Registered
Napco, Inc.	AMERICAN ESSENCE	US	19	77/840,124	10/2/2009			Filed
New Glazing Industries, ltd.	POWERPANE	US	19	78/581,381	3/7/2005	3,326,007	10/30/2007	Registered
New Glazing Industries, ltd.	POWERPANE	US	19	78/581,403	3/7/2005	3,330,891	11/6/2007	Registered
New Glazing Industries, ltd.	SUPERPOWERPANE	US	19	78/581,388	3/7/2005	3,326,008	10/30/2007	Registered
New Glazing Industries, ltd.	SUPERPOWERPANE (and design)	US	19	78/581,420	3/7/2005	3,336,103	11/13/2007	Registered
Ply Gem Industries, Inc.	P (stylized)	US	006; 019	77/752,278	6/4/2009	3,789,543	5/18/2010	Registered
Ply Gem Industries, Inc.	PLY GEM	US	006; 019	77/752,305	6/4/2009	3,798,543	6/8/2010	Registered
Ply Gem Industries, Inc.	BUILDING PRODUCTS. BUILDING SUCCESS	CA	006; 019; 037	1404385	7/15/2008			Filed
Ply Gem Industries, Inc.	BUILDING PRODUCTS. BUILDING SUCCESS	US	006; 019; 037	77/371,809	1/15/2008			Filed
Ply Gem Industries, Inc.	P (stylized)	CA	;	1441108	6/10/2009			Filed
Ply Gem Industries, Inc.	PLY GEM	CA	;	1441107	6/10/2009			Filed
Ply Gem Pacific Windows Corporation	ACCU-QUOTE	US	9	78/142,725	7/10/2002	2,821,765	3/9/2004	Registered
Ply Gem Pacific Windows Corporation	ARCHITECTURAL SHAPES	US	19	74/714,856	8/14/1995	1,995,364	8/20/1996	Registered
Ply Gem Pacific Windows Corporation	WINDOW SOLUTIONS	US	019; 042	75/640,415	2/12/1999	2,976,350	7/26/2005	Registered
Variform, Inc.	ACCU-LOCK	US	19	75/467,987	4/14/1998	2,446,720	4/24/2001	Registered
Variform, Inc.	BEST QUALITY (and design)	US	19	78/821,843	2/23/2006	3,199,943	1/16/2007	Registered
Variform, Inc.	CAMDEN POINTE	US	19	75/828,393	10/20/1999	2,460,437	6/12/2001	Registered
Variform, Inc.	CONTRACTOR'S CHOICE	US	19	75/044,034	1/16/1996	2,151,221	4/14/1998	Registered
Variform, Inc.	CSL 600	US	19	78/747,664	11/4/2005	3,379,431	2/5/2008	Registered
Variform, Inc.	CSL 600 EX	US	19	77/748,714	6/1/2009	3,718,582	12/1/2009	Registered
Variform, Inc.	EPSULATION	US	19	77/748,739	6/1/2009	3,718,583	12/1/2009	Registered
Variform, Inc.	HERITAGE CEDAR	US	19	77/748,729	6/1/2009	3,805,712	6/22/2010	Registered
Variform, Inc.	NOTTINGHAM	US	19	78/314,115	10/15/2003	2,889,330	9/28/2004	Registered
Variform, Inc.	PERMAHUE	US	19	78/386,841	3/18/2004	2,935,109	3/22/2005	Registered
Variform, Inc.	PRO GUARD	US	19	75/476,165	4/28/1998	2,521,484	12/25/2001	Registered
Variform, Inc.	SCENIC SCAPES	US	19	78/184,967	11/14/2002	2,849,573	6/1/2004	Registered
Variform, Inc.	TIMBER OAK	US	19	73/832,916	10/23/1989	1,595,408	5/8/1990	Registered
Variform, Inc.	TRIVENT	US	19	77/748,719	6/1/2009	3,823,802	7/27/2010	Registered
Variform, Inc.	VARIBEST	US	12	73/087,471	5/17/1976	1,060,712	3/8/1977	Registered
Variform, Inc.	VARIFORM	US	006; 019; 019	78/237,783	4/15/2003	2,959,378	6/7/2005	Registered
Variform, Inc.	VARIFORM	US	19	74/018,103	1/11/1990	1,614,886	9/25/1990	Registered
Variform, Inc.	VARIGRAIN PREFERRED	US	19	75/467,988	4/14/1998	2,312,507	1/25/2000	Registered
Variform, Inc.	VARITEK	US	19	75/734,356	6/22/1999	2,418,431	1/2/2001	Registered
Variform, Inc.	VICTORIA HARBOR	US	19	76/214,094	2/22/2001	2,504,634	11/6/2001	Registered
Variform, Inc.	UPRIGHT	US	19	77/728,337	5/4/2009			Filed
Variform, Inc.	VARIFORM TRUEWALL VINYL SIDING	US	19	77/020,528	10/13/2006			Filed

SCHEDULE C

COPYRIGHTS AND COPYRIGHT LICENSES

OWNER	REGISTRATION NUMBER	TITLE
Variform, Inc.	Txu 902-412	INVRVMIO
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	Tx 6-199-054	Coil Box
Ply Gem Industries, Inc.	TX2123375	Ply-Gem pre-finished solid wood planking
Ply Gem Industries, Inc.	VAu194847	Ply-Gem revolving planking display
Ply Gem Industries, Inc.	VAu195386	Ply-Gem Idea center
Ply Gem Industries, Inc.	VAu195387	Ply-Gem idea center : unit A
Great Lakes Window, Inc.	TX2193311	The Premier patio door

Copyright Licenses

1.	5. Softw Software License Agreement between Great Lakes Window, Inc. and Friedman Corporation.

2.	6. Softw Software License Agreement between Variform, Inc. and Oracle.

3.	7. Softw Software License Agreement between Variform, Inc. and Microsoft.

4.	8. LicensLicense Agreement dated September 15, 1993 between MW Manufacturers Inc. and PPG Industries, Inc. with respect to Intercept technology.

5.	9. LicensLicense Agreement dated November 8, 1994 between Patriot Manufacturing, Inc. (now merged into MW Manufacturers Inc.) and PPG Industries, Inc. with respect to Intercept technology.

6.	License Agreement between MW Manufactures Inc. and Kronos, Inc., dated December 1, 1999.

7.
10. Orde Order Form Schedule (Conversion) - Software License, Services and Maintenance Agreement dated May 17, 2007 between MW Manufacturers Inc. and Oracle replacing Software License, Services and Maintenance Agreement dated January 30, 1998 between MW Manufacturers Inc. and JD Edwards World Solutions Company.  Agreement amended 11/28/07 to apply to MW Manufacturers Inc., Alenco, Ply Gem Pacific Windows Corporation, and Great Lakes Window, Inc.

8.	11. ProgrProgram Product License dated July 24, 1996 between Patriot Manufacturing, Inc. (now merged into MW Manufacturers Inc.) and Friedman Corporation.

9.	12. Soft Software License Agreement dated October 10, 2000 between MW Manufacturers Inc. and Vertex, Inc.

10.	Software Support Agreement effective July 1, 2003 between Patriot Manufacturing, Inc. (now merged into MW Manufacturers Inc.) and PMC Software, Inc. (Helpmate Agreement).

11.	13. Soft Software License Agreement dated May 17, 1999 between Patriot Manufacturing, Inc. (now merged into MW Manufacturers Inc.) and Glass Equipment Development.

12.	14. Soft Software License Agreement between Variform, Inc. and Redwood software.

13.	15. Soft Software License Agreement between Variform, Inc. and Optio software.

14.	Software License Agreement between Variform, Inc. and Winframe software.

15.	Software License Agreement dated January 12, 2005 between MW Manufacturers Inc. and PMC Software.

16.	Software License Agreement between MW Manufacturers Inc. and T.L. Ashford.

17	16. Soft Software License Agreement between MW Manufacturers Inc. and Sterling Software.

18.	17. Soft Software License Agreement between MW Manufacturers Inc. and nuBridges.

19.	18. Soft Software License Agreement / Customer Agreement between MW Manufacturers Inc. and IBM.

20.	19. Soft Software License Agreement between MW Manufacturers Inc. and Quadrant.

21.	20. Soft Software License Agreement between MW Manufacturers Inc. and ACOM.

22.	21. Soft Software License Agreement between MW Manufacturers Inc. and Sage Software.

23.	22. Soft Software License Agreement between MW Manufacturers Inc. and RJS (multiple agreements).

24.	Software License Agreement between MW Manufacturers Inc. and Numara.

25.	23. Soft Software License Agreement between MW Manufacturers Inc. and All Out Software.

26.	24. Soft Software License Agreement between MW Manufacturers Inc. and Help Systems.

27.	25. Soft Software License Agreement between MW Manufacturers Inc. and McAfee.

28.	26. Soft Software License Agreement between MW Manufacturers Inc. and Microsoft.

29.	27. Soft Software License Agreement between MW Manufacturers Inc. and Loftware.

30.	28. Soft Software License Agreement between MW Manufacturers Inc. and Symantec.

31.	29. Soft Software License Agreement between MW Manufacturers Inc. and RIM.

32.	30. Soft Software License Agreement between MW Manufacturers Inc. and AutoDesk.

33.	31. Soft Software License Agreement, dated March 18, 2004 between the Specified U.S. Borrower and Hyperion Enterprise.

34.	32. Soft Software License Agreement, dated October 28, 2005 between the Specified U.S. Borrower and EDGAR-filings Ltd.

35.	33. Soft Software License Agreement between the Specified U.S. Borrower and MercuryGate International, Inc. for Transportation Management Software (TMS).

36.	34. Soft Software License Agreement between the Specified U.S. Borrower and FileBound for document imaging software.

37.	35. Soft Software License Agreement, dated June 18, 2001, between Alenco and Vertex, Inc.

38.	36. Soft Software License Agreement, dated October 31, 1997, as amended, between Reliant Building Products and JD Edwards World Solutions Company.

39.	37. Soft Software License Agreement between Alenco and Quadrant software.

40.
38. Soft   Software License Agreement, dated November 2, 2007, between the Specified U.S. Borrower and WTS Paradigm, LLC.  Amended 5/15/08 to define the Specified U.S. Borrower as MW Manufactures Inc., Alenco, Ply Gem Pacific Window Corporation, and Great Lakes Window, Inc.

41.	39. LicenLicense Agreement between Alenco and Kronos software.

42.	40. Soft Software and Service License Agreement between Alenco and AIG.

43.	Software License Agreement between Alenco and All Out Security (fka Gate Software).

44.	41. Soft Software License Agreement between Alenco and FreeStone software.

45.	42. Soft Software License Agreement between Alenco and Foy, Inc. (EPICS).

46.	43. Soft Software License Agreement between Alenco and Numara.

47.	44. Soft Software License Agreement between Alenco and Microsoft.

48.	45. Soft Software License Agreement between Great Lakes Window, Inc and Glass Equipment Development (GED).

49.	46. Soft Software License Agreement between Great Lakes Window, Inc. and Microsoft.

50.	47. Soft Software License Agreement between Great Lakes Window, Inc. and ALK Technologies.

51.	48. Soft Software License Agreement between Great Lakes Window, Inc. and MicroAnalytic.

52.	Software License Agreement between Great Lakes Window, Inc. and DP Solutions Inc. (PMC2000 Software).

53.	49. Soft Software License Agreement between Great Lakes Window, Inc. and Keller Data Solutions.

54.	50. Soft Software License Agreement between Great Lakes Window, Inc. and LXI (scheduler and pager system).

55.	51. Soft Software License Agreement between Great Lakes Window, Inc. and ByteWare.

56.	52. Soft Software License Agreement between Great Lakes Window, Inc. and IBM.

57.	53. Soft Software License Agreement between Great Lakes Window, Inc. and AutoDesk.

58.	54. Intell Intellectual Property License Agreement, effective as of January 17, 2008, by and between Ply Gem Pacific Windows Corporation and MI Windows and Doors, Inc., as amended April 28, 2008.

59.
55. TradeTrademark License Agreement, effective as of September 30, 2007, by and between Ply Gem Pacific Windows Corporation and CertainTeed Corporation, as amended January 17, 2008 and April 28, 2008.

60.
56. Com  Compound Supply Agreement effective as of September 30, 2007, by and between Ply Gem Pacific Windows Corporation (as successor to CertainTeed Pacific Windows Corporation) and CertainTeed Corporation.

61.
57. Raini Raining Data Software License Agreement, by and between Raining Data Corporation, licensed through Zumasys, Inc., and Holdings for Pacific Windows Corporation Auburn and Sacramento locations.

62.
58. ProgrProgram Product License Agreement, dated as of December 26, 2000, between Friedman Corporation and Ply Gem Pacific Windows Corporation.  Amended to include Program Product License formerly between Friedman and CertainTeed Corporation dated May 28, 1999.  Further amended on December 17, 2007 between Ply Gem Pacific Windows Corporation (f/k/a CertainTeed, Inc. West) and Friedman Corporation.

63.
59. GED  Software License Agreement, by and between Glass Equipment Development, Inc. and Ply Gem Pacific Windows Corporation – Auburn, WA; Ply Gem Pacific Windows Corporation – Corona, CA; Ply Gem Pacific Windows Corporation – West Sacramento, CA.

64.	60. Soft Software License Agreement between Ply Gem Pacific Windows Corporation and Microsoft.

65.	61. Soft Software License Agreement between Great Lakes Window, Inc. and Numara.

66.	62. Soft Software License Agreement between Great Lakes Window, Inc. and Sequris.

67.	63. Soft Software License Agreement between Great Lakes Window, Inc. and TEC communications.

68.	64. Soft Software License Agreement between MW Manufacturers Inc. and Argent.

69.	Software License Agreement between MW Manufacturers Inc. and Vision Solutions.

70.	65. Soft Software License Agreement between Alenco and IBM.

71.	66. Soft Software License Agreement between Alenco and GED.

72.	67. Soft Software License Agreement between Alenco and Touchtone Corporation.

73.	68. Soft Software License Agreement between Alenco and Solarwinds Inc.

74.	69. Soft Software License Agreement between Alenco and Symantec.

75.	70. Soft Software License Agreement between Ply Gem Pacific Windows Corporation and T.L. Ashford.

76.	71. Soft Software License Agreement between Ply Gem Pacific Windows Corp. and Numara.

77.	72. Soft Software License Agreement between Ply Gem Pacific Windows Corp. and IBM.

78.	73. Soft Software License Agreement between Ply Gem Pacific Windows Corp. and Solarwinds Inc.

79.	74. Soft Software License Agreement between Ply Gem Pacific Windows Corp. and IBM.

80.	75. Soft Software License Agreement between Ply Gem Pacific Windows Corp. and Biscom.

81.	76. Ada Adaptec Software License Agreement (Single User, Non-Networked Applications).

82.	77. Hom HomeSite Software License Agreement.

83.	American Power Conversion Corporation—Software License Agreement.

84.	Digital Computations, Inc. Per-User Software License Agreement.

85.	78. Advi Advisory and Statement on Limitations of Warranty and Liability for Automated TRI Reporting Software 98- EULA.

86.	Seagull Scientific Software License Agreement.

87.	ESRI License Agreement.

88.	Broderbund Software License.

89.	End-User License Agreement for Stomp Software.

90.	Ulead Software License Agreement.

91.	79. End End User Agreement- Card Scanner-EULA.

92.	ColdFusion® Server Software License Agreement.

93.	ComponentOne-EULA End User License Agreement.

94.	Corel Draw Graphics Suite 12 End User License Agreement.

95.	All Corel Products End User License Agreement.

96.	DameWare Development LLC License Agreement.

97.	DynamiCube License Agreement.

98.	Design Space End User License Agreement.

99.	Direct CD End User Licensing Agreement.

100.	DVDExpress End User License Agreement.

101.	Ericom PowerTerm 6.4 End User License Agreement.

102.	Adobe Illustrator End User License Agreement.

103.	Adobe ImageReady End User License Agreement.

104.	iNet Tools End User License Agreement.

105.	Infortel End User License Agreement.

106.	80. Infra Infragistics Ultra Suite End User License Agreement.

107.	81. Infra Infragistics Ultra Grid End User License Agreement.

108.	Infragistics Ultra Office End User License Agreement.

109.	82. Infra Infragistics Ultra ToolBars End User License Agreement.

110.	Legi for Windows End User License Agreement.

111.	Liquid Player End User License Agreement.

112.	Macromedia Dreamweaver 2 End User License Agreement.

113.	Macromedia Dreamweaver End User License Agreement.

114.	Macromedia Studio End User License Agreement.

115.	End User Software License Agreement for Merant PVCS Products.

116.	Merant PVCS Series 6.7 End User License Agreement.

117.	Wasp Bar Code Technologies Software License Agreement.

118.	83. CrystCrystal Reports Standard, Professional and Developer License Agreement.

119.	End User License Agreement for Techsmith Software-DubIt.

120.	Macromedia Software End User License Agreement- Robo Demo.

121.	License Agreement—Carbon Copy 32.

122.	TechSmith Camtasia Player End User License Agreement.

123.	Ultra Edit License Agreement.

124.	Nero 6.0 End User License Agreement.

125.	NetManage End User License Agreement.

126.	PacketGrabber End User License Agreement.

127.	OrgPlus End User License Agreement.

128.	Pitney Bowes SmartMailer End User License Agreement.

129.	Pixela Image Mixer End User License Agreement.

130.	Plextor Manager End User License Agreement.

131.	Power Term 6.4 License Agreement.

132.	Print Server Card AR-NC5J End User License Agreement.

133.	Quick Sync iomega End User License Agreement.

134.	Renoworks Software Inc. Software License Agreement.

135.	RoboHTML End User License Agreement; Blue Sky Software License Agreement.

136.	Seagate Backup Exec End User License Agreement.

137.	Seagate Crystal Reports 6.0 Pro End User License Agreement.

138.	84. Seag Seagate Crystal Reports End User License Agreement.

139.	Seagate Info 7 End User License Agreement.

140.	Seagate ManageExec End User License Agreement.

141.	Seagull License Server End User License Agreement.

142.	Sharp Digital Multifunction System End User License Agreement.

143.	Sharp Digital Multifunction System AR-550/620/700 Series End User License Agreement.

144.	Sharp PS3 Expansion Kit AR-PK5 End User License Agreement.

145.	Sharpdesk V3.2 Network Scanner Utilities End User License Agreement.

146.	SawZIP End User License Agreement.

147.	Smart Board End User License Agreement.

148.	Snapit End User License Agreement, TechSmith Software License Agreement.

149.	Snagit End User License Agreement, TechSmith Software License Agreement.

150.	Sony CD-RW End User License Agreement.

151.	SPC XL 2000 End User License Agreement.

152.	Streets and Trips 05 End User License Agreement.

153.	TextBridge Pro End User License Agreement.

154.	Toad 7.6 End User License Agreement.

155.	Toad Pro End User License Agreement.

156.	Toad Xpert End User License Agreement.

157.	Trend Micro License Agreement.

158.	True DB Grid Pro 5.0 Software Corporation License Agreement.

159.	True DB Gird Pro 6.0 Software Corporation License Agreement.

160.	TrueDB Grid 7.0 EULA—ComponentOne LLC License Agreement.

161.	Ulead Photo Impact End User License Agreement.

162.	Solutions Software Corporations, Videosoft Active X End User License Agreement.

163.	VSClient Universal End User License Agreement.

164.	WebTrends End User License Agreement.

165.	Wild Packets End User License Agreement.

166.	Windows Media 10 End User License Agreement.

167.	WinFax Pro End User License Agreement.

168.	WinHelp Office End User License Agreement.

169.	85. Micr Micro2000-- Yearly Renewal for Microscope Diagnostic software.

170.	SAS Institute, Inc.-- Yearly Renewal for JMP 6.0 - 24 user license.

171.	86. ESRI-ESRI - Business Map Pro 3.5, Business Map Pro 3.5 -upgrade from ver 2 or 3, Business Map Pro 3.5 -upgrade from ver 1.

172.	Emetrix-- e-Pointer 1.2.

173.	Dame Ware Mini Remote Control License.

174.	EZ Recordkeeper Product License and Warranty Statement.

175.	Identatronics Inc. Software License.

176.	87. Integ Integrated Design, The Time Bank License Agreement.

177.	Nero End User License Agreement.

178.	88. Scan ScanSoft, Inc. End User License Agreement- OmniPage 15.

179.	89. GIS CGIS Customer Supplier Agreement for Smart Time.

180.	90. Visio Visio Standard 2003 Mvl-D W95 Microsoft End User License Agreement.

181.	Wonderware License Modification Certificate 14958 and 14954.

182.	X-Rite Software License Agreement.

183.	Xara -- Xara Webstyle 3 and 4.

184.	Weber-- Leber LegiWin.

185.	Avery Photo ID System End User License Agreement.

186.	91. BAR BARTENDER PRO 7.7 M53 CD.

187.	Dame Ware Mini Remote Control License.

188.	Bartender End User License Agreement—Seagull Scientific.

189.	92. Supp Supplemental End User License Agreement for Microsoft Internet Explorer 5.0.

190.	93. Hunt Hunter Labs—Universal Software v4.10 Software License Agreement.

191.	Tri-Data- IDMate, Flowlink License Agreement.

192.	1Sync - Supply Chain Data Synchronization License Agreement.

193.	ABSMessaging - Messaging Software for AS400 License Agreement.

194.	Adobe – Acrobat Std and Pro License Agreement.

195.	Autodesk - Autocad Inventor & Autocad LT License Agreement.

196.	Bottomline Technologies – CreateForm License Agreement.

197.	94. Cfori Cforia - MC2 License Agreement.

198.	CMT Software - Domain merger in Lotus software License Agreement.

199.	Extol License Agreement.

200.	95. ForcaForcastPro Unlimited License Agreement.

201.	IBM - Lotus, iSeries, AIX License Agreement.

202.	Information & Computing Services - RF Smart License Agreement.

203.	Kronos License Agreement.

204.	Loftware - Barcoding Software License Agreement.

205.	Marex Group - FileBound License Agreement.

206.	Kofax Data Capture License Agreement.

207.	McAfee - Virus Scan License Agreement.

208.	96. Meta MetaLogic - EHS Site License Agreement.

209.	OpenText - RightFax License Agreement.

210.	Powertech - Network Security, Authority Broker License Agreement.

211.	ProData - DBU & SQL/41 License Agreement.

212.	97. RIM RIM - Blackberry Enterprise Server License Agreement.

213.	98. Solid Solidworks License Agreement.

214.	SPSS - Showcase License Agreement.

215.	Streem - Fax Server License Agreement.

216.	Symantec - Netbackup / Puredisk License Agreement.

217.	TechExcel - Help Desk Software License Agreement.

218.	Vision Solutions - Mimix License Agreement.

219.	VMWare - vCenter and ESX License Agreement.